NINTH AMENDMENT AND WAIVER TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


	THIS NINTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into, effective as of this __th day of ________, 2000, by and among BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAM"), BALDWIN TECHNOLOGY LIMITED, a Bermuda corporation ("BTL" and together with BAM, the "Borrowers"), BALDWIN
TECHNOLOGY COMPANY, INC., a Delaware corporation ("Baldwin" and together with the Borrowers, the "Credit Parties"), BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Agent ("Bank of America" or the "Agent"), BANK OF AMERICA, N.A., as a Lender, and BANKBOSTON, N.A. (successor in interest to Bank of Boston Connecticut), as a Lender ("BankBoston").

W I T N E S S E T H:

	WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Amended and Restated Revolving Credit Agreement dated as of December 31, 1995 (as heretofore or hereafter amended, modified, supplemented, amended and restated or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain revolving credit loans to the Borrowers;

	WHEREAS, the parties hereto desire to further amend the Credit Agreement in the manner herein set forth;

	WHEREAS, the Borrowers have (i) informed the Agent that they have violated
Section 8.1(d) of the Credit Agreement for the four-quarter period ended on December 31, 1999, which violation constitutes an Event of Default under
Section 9.1(c) of the Credit Agreement (the "Violation") and (ii) requested that the Agent and the Lenders waive the Violation (the "Waiver");

	WHEREAS, the Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement (the "Amendments"); and

	WHEREAS, in consideration for the Borrowers' acknowledgment and acceptance of the terms of this Amendment Agreement, the Agent and Lenders are willing to grant the Waiver for the four-quarter period ended on December 31, 1999 and make the Amendments;

	NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


	1.	Definitions.  The term "Credit Agreement" or "Agreement" (as the case may
be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified, supplemented, amended and restated or replaced from time to time as permitted thereby.  Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

	2.	Waiver Action. Agent and Lenders hereby grant to Borrowers the Waiver subject to the following conditions:

(a)	The Waiver is limited as specified herein and shall not constitute an amendment or modification of the Credit Agreement or any other Loan Document.

(b)	The Waiver is granted only for the specific instance and for the time period specified herein and in no event shall constitute a waiver for any period other than the Borrowers' four quarter period ended December 31, 1999 or in any manner create a course of dealing or otherwise impair the future ability of the Agent and the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement.

	3.	Credit Agreement Amendments.  Subject to the conditions hereof, the Credit
Agreement is hereby amended, effective as of the date hereof, as follows:

	(a)	The definition of "Revolving Credit Termination Date" in Section 1.1 is
hereby deleted in its entirety and the following is inserted in replacement thereof:

	"Revolving Credit Termination Date" means the earlier to occur of (i) March
31, 2001, or (ii) any other date upon which the Total Commitment shall terminate in accordance with the terms hereof."

	4.	Representations and Warranties.  Each Credit Party hereby certifies that:

	(a)	  The representations and warranties made by each Credit Party in Article
VI of the Credit Agreement are true on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof.

	(b)	There has been no material change in the condition, financial or otherwise, of Baldwin, any Borrower or any of their respective Subsidiaries since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement;

	(c)	The business and properties of each Credit Party and any of their respective Subsidiaries are not, and since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under
Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancelllation or loss of any major contract; and

	(d)	No event has occurred and no condition exists which, upon the effectiveness of the amendments contemplated hereby, will constitute a Default or an Event of Default on the part of any Credit Party under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

	5.	Conditions Precedent. The effectiveness of this Amendment Agreement is subject to  the receipt by the Agent of (a) five (5) counterparts of this
Amendment Agreement duly executed by all signatories hereto and (b) all fees payable by the Borrowers to the Agent and the Lenders on or before the date hereof.

	6.	Entire Agreement.  This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except in accordance with the terms of the Credit Agreement.

	7.	Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other
Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

	8.	Counterparts.  This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

	9.	Credit Agreement and Other Loan Documents.  All references in any of the
Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

	10.	Reimbursement.  The Borrowers agree to reimburse the Agent and the
Lenders for all costs and out-of-pocket expenses, including attorneys' fees, incurred in connection with the preparation, execution, and delivery of this Amendment Agreement.


[Signature pages follow.]

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS AND CREDIT PARTIES:

BALDWIN AMERICAS CORPORATION, as Borrower and Credit Party


By: ____________________________________________
Name:__________________________________________
Title: ___________________________________________


BALDWIN TECHNOLOGY LIMITED, as Borrower and Credit Party

By: ____________________________________________
Name:__________________________________________
Title: ___________________________________________


BALDWIN TECHNOLOGY COMPANY, INC., as Credit Party

By:_____________________________________________
Name: __________________________________________
Title:___________________________________________



AGENT:

BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Agent for the Lenders

By:  ____________________________________________
Name:__________________________________________
Title:___________________________________________











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LENDERS:

BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Lender

By: ___________________________________________
Name:_________________________________________
Title:__________________________________________


BANKBOSTON, N.A., successor in interest to Bank of Boston Connecticut, as Lender

By: ____________________________________________
Name:__________________________________________
Title:___________________________________________
































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